VESSELS AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2024
Property, Plant and Equipment [Abstract]
VESSELS AND EQUIPMENT, NET	VESSELS AND EQUIPMENT, NET
Our vessels and equipment, net consisted of the following:

(in thousands of $)	December 31, 2024	December 31, 2023
Vessels(1)	2,117,261	1,811,295
Office equipment and fittings	1,430	1,258
Less: Accumulated depreciation	(179,065)	(112,490)
Vessels and equipment, net	1,939,626	1,700,063

(1) Vessels includes capitalized cost of the Kool Tiger amounting to $237.9 million (2023: Nil) retrofitting and upgrades cost of certain vessels amounting to $37.6 million (2023: $14.6 million) and capitalized deferred drydocking cost of $42.0 million (2023: $22.1 million) for the year ended December 31, 2024. , The cost of the Kool Tiger includes capitalized interest of $2.5 million. As of December 31, 2024, retrofitting and upgrades of certain vessels is in progress, with an estimated total remaining commitment of $39.5 million and depreciation will begin upon completion.

Depreciation charges during the Successor Period within the years ended December 31, 2024, 2023 and 2022 amounted to $74.5 million, $74.1 million and $44.3 million respectively. Depreciation charges during the Predecessor Period for the period ended December 31, 2022 amounted to $5.7 million.

Capitalized deferred drydocking costs, included within Vessels as of December 31, 2024, will be depreciated over the period until the next expected drydocking for each respective vessel.